UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2022

Escalon Medical Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-20127	33-0272839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Suite 824 Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 688-6830

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Based on information provided by Friedman LLP (“Friedman”), the independent registered public accounting firm of Escalon Medical Corp. (the “Registrant”), effective September 1, 2022, Friedman combined with Marcum LLP (“Marcum”) but continued to operate as an independent registered public accounting firm. On October 28, 2022, the Registrant’s Board of Directors (i) dismissed Friedman and (ii) engaged Marcum to serve as the independent registered public accounting firm of the Registrant and to provide to the Registrant the services previously provided to the Registrant by Friedman.

Neither of Friedman’s reports on the financial statements of the Registrant for either of the past two fiscal years ended June 30, 2021 and June 30, 2022 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope or accounting principles. However, Friedman indicated in its reports on the financial statements of the Registrant for the fiscal years ended June 30, 2021 and June 30, 2022 that the Registrant’s significant accumulated deficit and recurring losses from operations and negative cash flows from operating activities in such fiscal years and prior years raised substantial doubt about the Registrant’s ability to continue as a going concern.

During the Registrant’s two most recent fiscal years ended June 30, 2021 and June 30, 2022, and the subsequent interim period through October 28, 2022, there were (i) no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided Friedman with a copy of the above disclosures prior to the filing of this Current Report on Form 8-K by the Registrant with the Securities and Exchange Commission (the “Commission”) and requested Friedman to furnish the Registrant with a letter addressed to the Commission stating whether Friedman agrees with the statements made by the Registrant in the foregoing disclosures. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Registrant’s two most recent fiscal years ended, respectively, June 30, 2021 and June 30, 2022, and the subsequent interim period through October 28, 2022, neither the Registrant nor anyone on its behalf has consulted with Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant that Marcum concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Friedman LLP, dated November 2, 2022.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCALON MEDICAL CORP.

	By:	/s/ Richard J. DePiano, Jr.
	Name:	Richard J. DePiano, Jr.
Date: November 2, 2022	Title:	Chairman and Chief Executive Officer

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